CERTIFICATION PURSUANT TO SECTION 302 (RULES 13A - 14(A) AND 15D - 14(A)) OF THE SARBANES-OXLEY ACT OF 2002

I, Michael S. Hudner, certify that:

1.   I have reviewed this annual report on Form 20-F of B+H Ocean Carriers Ltd.;

2.   Based on my knowledge, this report  does not  contain any untrue statement of a material fact or to omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition, results of operations and cash flows of the registrant as of, and for the periods presented in this report.

4.   The company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)
Disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the Company’s internal control over financial reporting; and

5.   The Company’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors:

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

Date:  May 19, 2008                                                            By:    /s/ Michael S. Hudner
                                                                                 Michael S. Hudner
 Chairman of the Board, President and
                                 Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 302 (RULES 13A - 14(A) AND 15D - 14(A)) OF THE SARBANES-OXLEY ACT OF 2002

I, R. Anthony Dalzell, certify that:

1.   I have reviewed this annual report on Form 20-F of B+H Ocean Carriers Ltd.;

2.   Based on my knowledge, this report  does not  contain any untrue statement of a material fact or to omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition, results of operations and cash flows of the registrant as of, and for the periods presented in this report.

4.   The company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

(e)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(f)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(g)
Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(h)
Disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the Company’s internal control over financial reporting; and

5.   The Company’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors:

(c)
All significant deficiencies and material weaknesses in the design or operation of internal control over reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(d)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

Date:  May 19, 2008                                                       By:    /s/R. Anthony Dalzell
                                                                               R. Anthony Dalzell
                                  Treasurer and Chief Financial Officer